UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 16, 2005

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                       Alliance Distributors Holding Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        000-32319                                         33-0851302
 (Commission File Number)                      (IRS Employer Identification No.)

15-15 132nd Street, College Point, New York                              11356
  (Address of Principal Executive Offices)                            (Zip Code)


                                 (718) 747-1500
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02. Results of Operations and Financial Condition

On May 16, 2005, Alliance Distributors Holding Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

(A) EXHIBITS
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Exhibit No.                 Description
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99.1                        Press release dated May 16, 2005
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ALLIANCE DISTRIBUTORS HOLDING INC.
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                                              (Registrant)

Date: May 23, 2005                            /s/ Jay Gelman
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                                              Jay Gelman
                                              Chairman of the Board

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                                INDEX TO EXHIBITS

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Exhibit No.               Description
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99.1                      Press release dated May 16, 2005
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